UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02968-99
Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2013 – April 30, 2014
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2014

Vanguard International Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard International Value Fund	3.45%
MSCI All Country World Index ex USA	2.91
International Funds Average	3.71
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$37.12	$37.69	$0.697	$0.000

Chairman’s Letter

Dear Shareholder,

International stocks, in general, followed an indirect route to modest returns for the six months ended April 30, 2014. Results varied significantly across regions and countries, but most endured a sharp decline in January before snapping back a month later. The rest of the period was characterized by small or flat returns.

Vanguard International Value Fund returned 3.45% for the half year, slightly ahead of its benchmark index, the MSCI All Country World Index ex USA, but a bit behind the average return of its international fund peers. The advisors’ holdings in the developed markets of Europe boosted your fund’s performance; their choices in emerging-market countries weakened results.

In terms of sectors, the fund’s health care, industrials, and consumer discretionary stocks overcame setbacks in financials and telecommunication services. As for currency effects, U.S.-based investors were hurt by the U.S. dollar’s strength against the Japanese yen but helped by its weakness against the euro and British pound.

Recent progress has been sporadic, but stocks continued their climb

For the half year ended April 30, international stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring best. Emerging markets and the developed markets of the Pacific region, influenced by investors’ concerns about weakness in China’s economy, had negative returns.

U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in the new year. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. The poor economic data from China and the conflict in Ukraine also unsettled investors.

Global economic and political shifts are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. In January, however, when the Fed actually started to trim purchases, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74% for the six months. The yield of the 10-year Treasury note ended at 2.69% in April, up from 2.54%

Market Barometer

			Total Returns
		Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08%. Money market and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

The developed markets of Europe were key to the fund’s positive return

Although your fund was founded 31 years ago, the current lineup of three advisors has been in place only since the beginning of 2013. Lazard Asset Management, Edinburgh Partners Limited, and ARGA Investment Management each bring a distinct approach to value investing, which adds to the portfolio’s diversification. We’ve been encouraged by the fund’s progress in the short time that these three advisors have been at the helm, and we have confidence in their investment processes.

International Value’s stocks from the developed markets of Europe, which made up more than half of its assets on average, climbed nearly 9%. The fund benefited from having a bit more exposure to this segment than its benchmark index does; it was also helped, to a degree, by stock selection within the region.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.43%	1.36%

The fund expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the fund’s annualized expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: International Funds.

Supported by monetary stimulus, Europe’s economy continued to improve. Stock gains arrived from a range of countries and sectors, reflecting the depth and breadth of the recovery. Top performers included British makers of food products, French manufacturers of automobile components, Danish pharmaceutical companies, Italian banks, and Spanish utilities.

The fund’s stocks from the developed markets of the Pacific Region, which made up almost 30% of assets on average, declined by about 2%. Much of the weakness came from the fund’s Japanese holdings, which retreated 3% (the Japanese stocks in the benchmark declined by almost 6%). Last year, policy changes initiated by a new government revived Japan’s economy and financial markets; more recently, however, the country has battled trade deficits and weaker spending. International Value got a bit of a boost from its hotel and resort holdings in Hong Kong.

Emerging-market stocks, which represented about 17% of the fund’s assets on average, weighed most heavily on returns. The advisors trimmed their exposure to these markets over the period; this helped the fund, but not by enough to offset the effects of subpar stock selection. The fund’s emerging-market holdings fell 6%—twice the decline suffered by their benchmark counterparts.

While the fund’s Brazilian stocks did especially well, their gains couldn’t offset the weakness among Russian and Chinese holdings. Concerns over Russia’s conflict in Ukraine and China’s trade deficit and slower manufacturing growth have been an albatross for emerging-market returns. During the period, the fund had, on average, about 2% of its assets invested in Russia and 3% in China. As always, the advisors carefully evaluated opportunities in the countries against the risks they represent.

International Value profited from its minor exposure (about 2% of assets on average) to U.S. stocks, which surged about 35%. International value stocks outpaced their growth-oriented counterparts, a development that also worked to the fund’s advantage.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Balancing investors’ “home bias” and the benefits of diversification

Many investors have a natural tendency to focus on companies close to home. But this “home bias” can lead to missed opportunities to diversify a portfolio internationally.

Stocks of companies based outside the United States account for about half of the global equity market. Vanguard’s analysis of more than four decades of data shows that, on average, adding such stocks to a U.S. portfolio would have reduced the volatility of returns. This benefit has generally persisted even as economies and markets have become more integrated.

International stocks offer exposure to a wider array of economic and market forces, producing returns that can vary from those of U.S. stocks—which helps to reduce volatility risk. Of course, the impact of diversification changes over time as returns, volatilities, and correlations between foreign and domestic stocks change.

When it comes to deciding how much to allocate to international stocks, there’s no one-size-fits-all answer. It depends on your view regarding the short-term and long-term trade-offs, which include potential exposure to currency fluctuations and generally higher transaction and investment costs.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2014

Advisors’ Report

For the six months ended April 30, 2014, Vanguard International Value Fund returned 3.45%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 20, 2014.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	3,289	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	34	2,849	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	25	2,075	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its value-oriented process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	2	180	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA,
Managing Director

During the six months ended April 30, 2014, international equity markets rose moderately and developed markets significantly outpaced emerging markets European equity markets benefited from continued positive economic news and from November’s European Central Bank interest rate cut. In the United Kingdom, economic data has been stronger than expected.

In Japan, news reports suggested that deflation may be at an end, given indications that wage declines have slowed and inflation has picked up. However, manufacturers’ and retailers’ confidence weakened in anticipation of the impact of a national sales tax hike that took effect April 1.

In China, potentially favorable economic policies came to light in the Third Plenary Session of the 18th Central Committee of the national Communist Party, held in November. Elsewhere among emerging markets, the Turkish, Indian, Argentine, and South African central banks raised interest rates in response to sharp depreciations in their currencies. The Russian equity market was the worst performer worldwide, as Russia annexed part of Ukraine (Crimea), leading to economic and diplomatic sanctions from Western governments.

Stock selection overall enhanced the fund’s returns. In the consumer discretionary sector, French auto-parts manufacturer Valeo rose significantly after reporting strong 2013 results, while shares of British jewelry-store operator Signet Jewelers climbed after the company announced the acquisition of a U.S. competitor. In the industrial sector, Italian toll-road operator Atlantia benefited from the continued European recovery, falling interest rates, and increased earnings. Within the consumer staples sector, Associated British Foods performed strongly after beating earnings estimates, increasing its dividend, and announcing that it would be expanding Primark, its fashion retail subsidiary, into the United States.

Low exposure to the financial and materials sectors, and high exposure to the health care sector, helped returns.

Stock selection in several sectors detracted from relative returns. In the telecommunication services sector, shares of Russian services provider Mobile Telesystems declined along with the broader Russian equity market, while the stock of Japanese mobile phone provider KDDI fell amid increasing competition and a broad sell-off in Japanese equities. In the energy sector, shares of coal producer China Shenhua declined amid weaker coal prices; we also were hurt by low exposure to this sector. Lastly, in the financial sector, shares of Russia’s Sberbank declined amid the Russian sell-off.

A modest recovery in developed economies has led to an equity market re-rating, which now requires earnings support. Emerging economies have slowed because of structural issues and imbalances, but some of that slowdown is reflected in more attractive prices. In both cases, stock selection will be critical going forward, as macro, political, and regulatory factors are difficult to quantify.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Director and CEO

The world economy continues to grow at what is perceived as a relatively sedate and possibly disappointing pace. The reality, though, is that a global growth rate of circa 3% is entirely consistent with the long term; the disappointment element is born of the contrast with more recent experience, when 4% was considered the “norm.” However, the 4% rate was a product of a lax credit environment that effectively brought forward future consumption and at the same time stored up a series of debt constraints, which will take decades to work their way out of the system.

In our last report, we put forward the view that wage inflation in the developed economies will remain subdued as recovery takes hold and that this will leave policy-makers free to maintain low short-term interest rates as they seek to provide time for economic growth to reduce the fiscal deficit. We continue to subscribe to this view, and we anticipate that the unwinding of the excess premium attached to financial assets viewed as safe because of their predictability will continue.

The portfolio continues to have a relatively cyclical orientation, with some holdings, such as the shipping company Moller Maersk, demonstrating good performance, while others, such as ABB, have been held back by reluctance to commit to heavy capital expenditure. This highlights the lack of investor confidence in economic recovery, and it is not an atypical pattern. Eventually, capital expenditure picks up across the board—but that pickup is neither uniform across industries nor coincident in time.

Since the beginning of 2014, Japanese holdings in general have lagged the stocks of other global equity markets. The reason probably lies in market concern over the impact of the sales tax increase on consumption, as well as its potential impact on the reform process. We remain relatively sanguine.

History suggests that such an increase has only a short-term impact and that the Japanese sales tax experience of the 1990s was an outlier influenced by other factors; recent economic evidence tends to support this view.

Although we had sold some holdings, such as Fujitsu, on reaching our valuation targets, we have found others, such as East Japan Railway Company, where we see substantial undervaluation. In the case of JR East, this outlook is based not so much on revenues from price-controlled rail traffic as on continued redevelopment of related property assets.

Valuations generally are higher because of recent moves, and this increases the probability of setbacks. The aggregate portfolio valuation, however, is reasonable as long as one is willing to accept a prognosis of continued subdued economic growth for a time. This is our expectation, and we do not see any signs of inflation that would cause developed market central bankers to risk tightening policy. Emerging markets remain in transition and some value has begun to emerge, allowing us to invest in companies such as Bangkok Bank. However, undervaluation remains patchy.

We believe that the major theme of portfolio structure is the level of cyclical exposure, which we see as being close to a peak. If the valuation gaps continue to narrow, we expect that this level will decline and that the portfolio’s risk profile will be reduced.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and
Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets continued to climb during the six months ended April 30, aside from a brief correction in January. As in the prior 18 months, developed markets in general benefited from growing confidence in the global economy amid further signs of Europe’s economic stabilization. In contrast, emerging markets were generally poor performers, as concerns about slowing growth and geopolitical issues eroded investor confidence.

Over the latest six-month period, ARGA’s practice of owning deeply discounted companies prior to visible signs of improvement bore fruit. Performance in Europe stood out. In 2012, our valuation-based investment approach led us to purchase many solid European businesses across economically sensitive sectors that were then out of favor; for the half year just ended, European companies made up 15 of the top 20 contributors to performance. European energy companies and financials were especially strong. United Kingdom financials detracted from performance, as did emerging markets.

As European equity markets recovered, valuation opportunities in that region diminished relative to other non-U.S. markets. Accordingly, over the six months, we sold out of or trimmed several European positions where prices had increased. In turn, we used funds to increase our exposure to Japan and emerging markets.

The level of opportunity in Japan has fluctuated in recent periods. We responded accordingly, based on price versus our assessment of companies’ long-term earnings power. Last year, Japan’s “Abenomics” rally presented us opportunity to take profits. This year, poor performance by Japanese equities prior to the start of the higher consumption tax created new valuation opportunities.

In particular, we added undervalued businesses in Japan’s automotive and retail sectors.

Our fundamental research suggests that today’s most exciting valuation opportunity is in emerging markets. Their sustained underperformance––which was caused by reversals in macroeconomic fundamentals and the consequent souring of sentiment––has created the most diverse, significant set of emerging-market valuation opportunities in many years. Those opportunities, however, are company-specific.

ARGA recognizes that today’s challenges in emerging markets are unlikely to be resolved in the near term; our experience owning undervalued European countries in 2012 bears this out. But we remain confident that as markets eventually normalize, holding these and other undervalued stocks has the potential to generate substantial returns over the long term.

International Value Fund

Fund Profile
As of April 30, 2014

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	175	1,812
Median Market Cap	$40.1B	$35.5B
Price/Earnings Ratio	17.5x	16.4x
Price/Book Ratio	1.6x	1.7x
Return on Equity	13.1%	14.6%
Earnings Growth
Rate	12.0%	9.4%
Dividend Yield	2.6%	2.9%
Turnover Rate
(Annualized)	41%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.43%	—
Short-Term Reserves	1.7%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.4%	10.5%
Consumer Staples	10.1	10.0
Energy	9.1	9.5
Financials	21.8	26.6
Health Care	9.3	8.2
Industrials	13.0	11.1
Information Technology	8.4	6.6
Materials	5.4	8.7
Telecommunication Services	5.9	5.3
Utilities	1.6	3.5

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.98
Beta	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Novartis AG	Pharmaceuticals	2.3%
Samsung Electronics Co.
Ltd.	Semiconductors	1.9
Japan Tobacco Inc.	Tobacco	1.5
Unilever plc	Packaged Foods &
	Meats	1.5
KDDI Corp.	Wireless
	Telecommunication
	Services	1.5
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.5
Royal Bank of Scotland
Group plc	Diversified Banks	1.4
SAP AG	Application Software	1.4
Prudential plc	Life & Health
	Insurance	1.3
Eni SPA	Integrated Oil & Gas	1.2
Top Ten		15.5%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratio was 0.44%.

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	19.6%	15.7%
Germany	7.9	6.8
Switzerland	6.3	6.7
France	5.8	7.6
Italy	3.5	1.9
Denmark	3.2	1.0
Netherlands	2.0	1.9
Spain	1.4	2.6
Sweden	1.2	2.3
Belgium	1.1	0.9
Other	1.6	1.8
Subtotal	53.6%	49.2%
Pacific
Japan	19.9%	13.7%
Hong Kong	3.9	2.0
South Korea	3.6	3.3
Singapore	1.5	1.1
Australia	0.9	5.8
Subtotal	29.8%	25.9%
Emerging Markets
China	3.4%	3.8%
Brazil	2.7	2.3
Russia	2.1	1.0
Turkey	1.4	0.3
Thailand	1.3	0.5
Taiwan	1.1	2.5
South Africa	0.9	1.6
Other	1.6	5.1
Subtotal	14.5%	17.1%
North America
United States	1.7%	0.0%
Other	0.0	7.4
Subtotal	1.7%	7.4%
Middle East	0.4%	0.4%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2003, Through April 30, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	19.48%	15.60%	7.38%

See Financial Highlights for dividend and capital gains information.

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.2%)[1]
Australia (0.6%)
	BHP Billiton Ltd.	1,440,637	50,735

Belgium (1.0%)
	Anheuser-Busch InBev NV	772,743	84,227

Brazil (2.6%)
	BB Seguridade
	Participacoes SA	4,788,700	56,118
	Cielo SA	2,839,504	50,302
	Estacio Participacoes SA	3,874,400	41,493
	Cia de Saneamento
	Basico do Estado
	de Sao Paulo	3,655,100	34,621
	Petroleo Brasileiro
	SA ADR Type A	983,300	14,553
*	PDG Realty SA
	Empreendimentos e
	Participacoes	21,893,800	13,452
	Petroleo Brasileiro
	SA ADR	799,100	11,091
			221,630
China (3.3%)
	China Shenhua Energy
	Co. Ltd.	28,281,500	76,805
	China Construction
	Bank Corp.	79,980,800	55,377
^	Anhui Conch Cement
	Co. Ltd.	11,858,500	44,277
*	Baidu Inc. ADR	193,960	29,841
	China Mobile Ltd.	2,594,000	24,691
*	China Machinery
	Engineering Corp.	19,693,000	13,042
	Industrial & Commercial
	Bank of China Ltd.	11,995,000	7,167
*	Lonking Holdings Ltd.	33,419,000	6,190
*,^	China ZhengTong Auto
	Services Holdings Ltd.	10,389,500	5,677

	Zhongsheng Group
	Holdings Ltd.	4,130,687	5,027
	Dongyue Group Ltd.	12,444,000	4,993
	Huabao International
	Holdings Ltd.	881,000	417
	Kingboard Laminates
	Holdings Ltd.	605,500	235
			273,739
Denmark (3.1%)
	Novo Nordisk A/S
	Class B	2,270,702	103,058
	AP Moeller - Maersk
	A/S Class B	26,145	62,415
	TDC A/S	6,398,383	60,087
	Carlsberg A/S Class B	263,397	26,348
	DSV A/S	318,300	10,631
			262,539
Finland (0.6%)
^	Sampo Class A	987,587	49,083

France (5.4%)
	BNP Paribas SA	1,107,068	83,191
	Orange SA	4,792,678	77,648
	ArcelorMittal	3,202,278	52,074
	Valeo SA	372,435	51,147
	Schneider Electric SA	481,214	45,173
	Airbus Group NV	553,442	38,044
	Total SA	512,167	36,643
	Sanofi	316,258	34,131
^	GDF Suez	869,200	21,907
*	CNP Assurances	425,623	9,819
			449,777
Germany (7.5%)
	SAP AG	1,472,936	119,055
^	Bayer AG	589,060	81,905
*	Volkswagen AG
	Preference Shares	270,846	73,218
	Fresenius Medical
	Care AG & Co. KGaA	1,019,253	70,225

International Value Fund

		Market
		Value
	Shares	($000)
Bayerische Motoren
Werke AG	553,077	69,525
*,^ BASF SE	385,882	44,765
Metro AG	1,034,972	41,465
Siemens AG	313,845	41,403
RWE AG	640,802	24,454
^ Allianz SE	129,292	22,501
^ HeidelbergCement AG	251,877	21,885
Software AG	527,320	19,862
		630,263
Hong Kong (3.8%)
Swire Pacific Ltd. Class A	7,817,850	90,292
Hutchison Whampoa Ltd.	5,838,000	80,095
Li & Fung Ltd.	43,624,000	63,498
Sands China Ltd.	5,995,800	44,020
Cheung Kong
Holdings Ltd.	1,292,000	22,064
Esprit Holdings Ltd.	8,372,934	13,940
Jardine Matheson
Holdings Ltd.	136,780	8,540
		322,449
India (0.5%)
Infosys Ltd. ADR	780,534	41,923

Indonesia (0.5%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	1,001,969	39,778

Ireland (0.4%)
* Ryanair Holdings plc ADR	676,805	36,196

Israel (0.4%)
Teva Pharmaceutical
Industries Ltd. ADR	734,900	35,907

Italy (3.4%)
Eni SPA	3,987,407	103,273
Intesa Sanpaolo SPA
(Registered)	23,369,772	79,973
Mediolanum SPA	4,361,357	39,255
Atlantia SPA	1,496,635	38,986
Saipem SPA	880,301	23,613
		285,100
Japan (18.8%)
Japan Tobacco Inc.	3,893,300	127,967
KDDI Corp.	2,299,800	122,652
Sumitomo Mitsui
Financial Group Inc.	3,095,700	122,374
Sumitomo Mitsui Trust
Holdings Inc.	21,056,000	86,765
Panasonic Corp.	7,365,300	80,282
Bridgestone Corp.	2,169,400	77,676
Omron Corp.	2,189,200	77,529
East Japan Railway Co.	941,200	68,675
Toyota Motor Corp.	1,254,900	67,800

	Mitsubishi Corp.	3,537,200	63,342
	Sumitomo Electric
	Industries Ltd.	4,439,000	61,441
	Seven & I Holdings
	Co. Ltd.	1,528,683	60,316
	Daihatsu Motor Co. Ltd.	3,545,200	58,722
	Yamada Denki Co. Ltd.	14,396,800	53,189
	Dai Nippon Printing
	Co. Ltd.	5,866,000	52,837
	Tokyo Electron Ltd.	893,400	50,813
	Nissan Motor Co. Ltd.	5,593,300	48,262
	Makita Corp.	850,500	45,237
	Daiwa House Industry
	Co. Ltd.	2,247,000	37,965
	Yamato Kogyo Co. Ltd.	1,303,500	37,591
	Daikin Industries Ltd.	596,500	34,504
	Miraca Holdings Inc.	674,400	29,233
	Komatsu Ltd.	1,272,100	28,007
	Ryohin Keikaku Co. Ltd.	230,700	25,927
	Lintec Corp.	851,900	15,840
^	Dena Co. Ltd.	929,300	15,706
	Nexon Co. Ltd.	1,187,500	9,249
	Nintendo Co. Ltd.	82,000	8,607
	Yahoo Japan Corp.	1,382,300	6,039
^	Gree Inc.	327,600	3,204
			1,577,751
Netherlands (1.9%)
	Unilever NV	1,428,277	61,247
^	Heineken NV	876,630	60,889
*	ING Groep NV	1,474,378	21,076
	Akzo Nobel NV	251,320	19,368
			162,580
Norway (0.6%)
	TGS Nopec Geophysical
	Co. ASA	807,945	27,870
	Petroleum Geo-Services
	ASA	2,025,162	24,451
			52,321
Philippines (0.6%)
	Alliance Global
	Group Inc.	73,103,700	51,199

Russia (2.0%)
	Gazprom OAO ADR	10,102,649	73,011
	Mobile Telesystems
	OJSC ADR	1,751,347	29,353
*	Sberbank of Russia	9,657,936	19,709
*	Lenta Ltd. GDR	1,472,668	14,270
	VTB Bank OJSC GDR	5,803,697	12,346
*	X5 Retail Group
	NV GDR	573,992	10,118
*	Sberbank of
	Russia ADR	1,152,196	9,706
	VTB Bank OJSC	2,200,502,714	2,382
			170,895

International Value Fund

		Market
		Value
	Shares	($000)
Singapore (1.5%)
DBS Group Holdings Ltd.	4,684,000	63,455
Genting Singapore plc	58,872,000	62,381
		125,836
South Africa (0.9%)
Mediclinic
International Ltd.	4,541,733	31,769
Nampak Ltd.	6,282,374	23,437
Mr Price Group Ltd.	1,372,195	20,676
		75,882
South Korea (3.6%)
Samsung Electronics
Co. Ltd.	119,439	155,744
E-Mart Co. Ltd.	253,606	57,991
Hyundai Mobis	103,434	29,549
Hyundai Home Shopping
Network Corp.	141,604	21,266
Hana Financial Group Inc.	470,830	16,614
SK Innovation Co. Ltd.	142,413	16,315
		297,479
Spain (1.3%)
* Banco Santander SA	4,522,919	44,984
Red Electrica Corp. SA	488,745	40,232
Banco Bilbao Vizcaya
Argentaria SA	1,593,156	19,624
		104,840
Sweden (1.2%)
* Assa Abloy AB Class B	1,023,890	54,343
Swedbank AB Class A	1,248,511	33,412
^ Oriflame Cosmetics SA	466,439	11,944
		99,699
Switzerland (6.1%)
Novartis AG	2,253,198	195,876
Roche Holding AG	234,346	68,745
* ABB Ltd.	2,756,144	66,357
* Credit Suisse Group AG	1,497,248	47,467
Julius Baer Group Ltd.	924,976	43,326
* Cie Financiere
Richemont SA	386,381	39,310
Swatch Group AG (Bearer)	49,612	31,903
GAM Holding AG	1,052,042	19,161
		512,145
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	22,565,704	88,669
Wistron Corp.	106,907	89
		88,758
Thailand (1.2%)
^ Bangkok Bank PCL	13,166,800	76,792
Kasikornbank PCL
(Foreign)	4,325,600	26,342
		103,134

Turkey (1.4%)
	Turkiye Halk Bankasi AS	8,011,136	53,864
*	Turkcell Iletisim
	Hizmetleri AS	6,895,597	40,273
	KOC Holding AS	4,687,628	21,006
			115,143
United Kingdom (18.2%)
*	Royal Bank of Scotland
	Group plc	23,782,662	120,495
	Prudential plc	4,799,640	110,341
	BG Group plc	4,827,873	97,666
	AstraZeneca plc	1,227,908	96,926
	Vodafone Group plc	19,784,694	75,116
	WPP plc	3,300,998	71,176
	Carnival plc	1,779,082	71,126
	British American
	Tobacco plc	1,212,581	70,021
	Unilever plc	1,376,878	61,593
	HSBC Holdings plc	5,877,471	60,055
	Royal Dutch Shell plc
	Class A	1,440,638	56,989
	Tesco plc	11,176,121	55,366
	Rio Tinto plc	1,005,096	54,645
	Barclays plc	12,793,190	54,628
	Rexam plc	6,428,528	53,897
	Rolls-Royce Holdings plc	3,033,401	53,881
	RSA Insurance
	Group plc	31,352,785	52,059
	Informa plc	5,760,883	47,046
*	Lloyds Banking
	Group plc	36,884,211	47,036
	Associated British
	Foods plc	901,003	45,240
	BP plc ADR	846,059	42,828
	Wolseley plc	706,258	40,924
^	Signet Jewelers Ltd.	385,653	38,612
	BAE Systems plc	2,721,255	18,411
	WM Morrison
	Supermarkets plc	5,042,342	17,117
	Ladbrokes plc	4,620,244	11,981
	Serco Group plc	419,316	2,390
	Inchcape plc	21,654	235
			1,527,800
United States (1.7%)
	Ensco plc Class A	377,600	19,050
	RenaissanceRe
	Holdings Ltd.	168,600	17,064
*,^	Ultra Petroleum Corp.	1,045,105	31,144
*	Weatherford
	International Ltd.	3,505,100	73,607
			140,865
Total Common Stocks
(Cost $6,980,418)			7,989,673

International Value Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (8.2%)[1]
Money Market Fund (8.0%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.124%	673,239,000	673,239

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Fannie Mae
	Discount Notes,
	0.080%, 5/14/14	8,500	8,500
6	Federal Home Loan
	Bank Discount Notes,
	0.075%, 5/21/14	1,600	1,600
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.093%, 7/18/14	2,000	2,000
4	Freddie Mac
	Discount Notes,
	0.090%, 8/13/14	2,000	1,999
			14,099
Total Temporary Cash Investments
(Cost $687,337)			687,338
Total Investments (103.4%)
(Cost $7,667,755)			8,677,011

Market
Value
($000)
Other Assets and Liabilities (-3.4%)
Other Assets	141,656
Liabilities[3]	(426,112)
(284,456)
Net Assets (100%)
Applicable to 222,646,809 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,392,555
Net Asset Value Per Share	$37.69

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	7,637,271
Undistributed Net Investment Income	76,919
Accumulated Net Realized Losses	(335,243)
Unrealized Appreciation (Depreciation)
Investment Securities	1,009,256
Futures Contracts	2,395
Forward Currency Contracts	1,755
Foreign Currencies	202
Net Assets	8,392,555

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $347,105,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.3% and 6.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $366,071,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $9,300,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1]	125,951
Interest[2]	223
Securities Lending	1,336
Total Income	127,510
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,928
Performance Adjustment	673
The Vanguard Group—Note C
Management and Administrative	8,591
Marketing and Distribution	690
Custodian Fees	749
Shareholders’ Reports	22
Trustees’ Fees and Expenses	7
Total Expenses	17,660
Net Investment Income	109,850
Realized Net Gain (Loss)
Investment Securities Sold	349,400
Futures Contracts	8,635
Foreign Currencies and Forward Currency Contracts	276
Realized Net Gain (Loss)	358,311
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(184,008)
Futures Contracts	(5,296)
Foreign Currencies and Forward Currency Contracts	811
Change in Unrealized Appreciation (Depreciation)	(188,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	279,668
1 Dividends are net of foreign withholding taxes of $8,258,000.
2 Interest income from an affiliated company of the fund was $217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	109,850	161,014
Realized Net Gain (Loss)	358,311	735,899
Change in Unrealized Appreciation (Depreciation)	(188,493)	879,769
Net Increase (Decrease) in Net Assets Resulting from Operations	279,668	1,776,682
Distributions
Net Investment Income	(151,178)	(174,874)
Realized Capital Gain	—	—
Total Distributions	(151,178)	(174,874)
Capital Share Transactions
Issued	499,028	855,250
Issued in Lieu of Cash Distributions	144,177	166,322
Redeemed	(406,784)	(1,060,870)
Net Increase (Decrease) from Capital Share Transactions	236,421	(39,298)
Total Increase (Decrease)	364,911	1,562,510
Net Assets
Beginning of Period	8,027,644	6,465,134
End of Period[1]	8,392,555	8,027,644
1 Net Assets—End of Period includes undistributed net investment income of $76,919,000 and $119,548,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$37.12	$29.78	$28.98	$31.92	$29.95	$24.36
Investment Operations
Net Investment Income	. 495[1]	.757	.804	.843	.698	.742
Net Realized and Unrealized Gain (Loss)
on Investments	.772	7.402	.838	(3.103)	2.007	5.839
Total from Investment Operations	1.267	8.159	1.642	(2.260)	2.705	6.581
Distributions
Dividends from Net Investment Income	(. 697)	(. 819)	(. 842)	(. 680)	(.735)	(. 991)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 697)	(. 819)	(. 842)	(. 680)	(.735)	(. 991)
Net Asset Value, End of Period	$37.69	$37.12	$29.78	$28.98	$31.92	$29.95

Total Return[2]	3.45%	27.94%	6.00%	-7.27%	9.12%	28.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,393	$8,028	$6,465	$6,553	$7,532	$6,494
Ratio of Total Expenses to
Average Net Assets[3]	0.44%	0.43%	0.40%	0.39%	0.39%	0.45%
Ratio of Net Investment Income to
Average Net Assets	2.24%[1]	2.24%	2.77%	2.59%	2.41%	2.93%
Portfolio Turnover Rate	41%	52%	53%	39%	51%	55%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.176 and 0.48%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, (0.03%), (0.05%), (0.04%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 2% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the

International Value Fund

fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance since October 31, 2012, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $673,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $883,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

International Value Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	618,321	7,371,352	—
Temporary Cash Investments	673,239	14,099	—
Futures Contracts—Liabilities[1]	(68)	—	—
Forward Currency Contracts—Assets	—	1,873	—
Forward Currency Contracts—Liabilities	—	(118)	—
Total	1,291,492	7,387,206	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the U.S. Securities valued at $195,986,000 on April 30, 2014, based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At April 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,873	1,873
Liabilities	(68)	(118)	(186)

International Value Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	8,635	—	8,635
Forward Currency Contracts	—	1,577	1,577
Realized Net Gain (Loss) on Derivatives	8,635	1,577	10,212

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(5,296)	—	(5,296)
Forward Currency Contracts	—	605	605
Change in Unrealized Appreciation (Depreciation) on Derivatives	(5,296)	605	(4,691)

At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	June 2014	509	57,968	2,007
Dow Jones EURO STOXX 50 Index	June 2014	1,280	55,817	2,199
Topix Index	June 2014	361	40,836	(2,282)
S&P ASX 200 Index	June 2014	188	23,816	471
				2,395

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At April 30, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	6/25/14	GBP	32,971	USD	54,664	979
Morgan Stanley Capital Services Inc.	6/25/14	EUR	35,881	USD	49,889	(115)
Morgan Stanley Capital Services Inc.	6/17/14	JPY	4,024,312	USD	38,988	386
Morgan Stanley Capital Services Inc.	6/24/14	AUD	25,105	USD	22,747	486
Morgan Stanley Capital Services Inc.	6/17/14	JPY	382,800	USD	3,749	(3)
Morgan Stanley Capital Services Inc.	6/25/14	EUR	2,232	USD	3,075	22
						1,755
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2014, the counterparty had deposited in segregated accounts securities with a value of $1,379,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2014, the fund realized net foreign currency losses of $1,301,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2013, the fund had available capital losses totaling $688,240,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2014, the cost of investment securities for tax purposes was $7,672,511,000. Net unrealized appreciation of investment securities for tax purposes was $1,004,500,000, consisting of unrealized gains of $1,385,628,000 on securities that had risen in value since their purchase and $381,128,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2014, the fund purchased $1,765,489,000 of investment securities and sold $1,609,930,000 of investment securities, other than temporary cash investments.

International Value Fund

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
	Shares	Shares
	(000)	(000)
Issued	13,547	26,152
Issued in Lieu of Cash Distributions	3,902	5,360
Redeemed	(11,046)	(32,360)
Net Increase (Decrease) in Shares Outstanding	6,403	(848)

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,034.51	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.21

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory arrangements with ARGA Investment Management, LP (ARGA); Edinburgh Partners Limited (Edinburgh Partners); and Lazard Asset Management LLC (Lazard). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

ARGA. ARGA is an independent investment management firm focused on global equities. ARGA invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its value-oriented process uses a dividend discount model to select stocks that trade at a discount to intrinsic value based upon the company’s long-term earnings power and dividend-paying capability. ARGA has advised a portion of the fund since 2012.

Edinburgh Partners. Founded in 2003, Edinburgh Partners is an independent fund management company specializing in global investment analysis. Edinburgh Partners employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process. Edinburgh Partners has advised a portion of the fund since 2008.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation. Lazard is a subsidiary of Lazard Freres & Co. LLC and has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of ARGA, Edinburgh Partners, or Lazard in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for ARGA, Edinburgh Partners, and Lazard. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062014

Semiannual Report | April 30, 2014

Vanguard Diversified Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	15
Trustees Approve Advisory Arrangement.	17
Glossary.	18

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard Diversified Equity Fund	7.42%
MSCI US Broad Market Index	7.86
Multi-Cap Core Funds Average	6.78
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$29.43	$30.94	$0.283	$0.380

1

Chairman’s Letter

Dear Shareholder,

Some major U.S. stock market indexes posted fresh highs during the six months ended April 30, 2014. But the climb was uneven and gains were more muted than the double-digit advance seen a year ago.

Against this backdrop, Vanguard Diversified Equity Fund returned 7.42% for the half year, slightly behind the 7.86% return of its benchmark, the MSCI US Broad Market Index, but ahead of the 6.78% average return of its multi-capitalization core fund peers.

The returns of the eight actively managed Vanguard stock funds that make up Diversified Equity’s “fund of funds” portfolio ranged from about 3% for Vanguard ExplorerTM Fund to almost 12% for Vanguard Capital Value Fund. The disparate results of these two funds highlights two of the period’s major trends: Larger companies generally outpaced smaller ones (in a break from the pattern of the 2013 fiscal year), and value-oriented stocks continued to outperform growth stocks.

The eight underlying funds surpassed their peer-group average returns by amounts ranging from half a percentage point to almost 4 percentage points. Results compared with their benchmark indexes were mixed.

2

Recent progress has been sporadic, but stocks continued their climb

For the half year ended April 30, U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations. Poor economic data from China and the conflict in Ukraine also unsettled investors.

International stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring the best. The developed markets of the Pacific region and emerging markets, where China’s weakness was felt most, had negative returns.

Global economic and political shifts are as inevitable as they are unpredictable. Broad diversification remains the best way of managing the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. In January, however, when the Fed actually started to trim purchases, investors seemed to take the news in stride.

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

The broad U.S. taxable bond market returned 1.74% for the six months. The yield of the 10-year Treasury note ended at 2.69% in April, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08%. Money market funds and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD, unhedged for currency exposure) returned 2.33%.

Larger companies took the lead as the stock market rally cooled

Vanguard Diversified Equity Fund gives shareholders broad exposure to the U.S. stock market through its underlying funds, which invest in both growth and value stocks of companies of all sizes. Vanguard Equity Investment Group is responsible for maintaining Diversified Equity’s target allocations among its underlying funds.

Of these eight funds, only Vanguard Capital Value Fund posted a double-digit return for the first half of fiscal 2014. (It was also a standout performer in fiscal 2013.) Although Capital Value represents only a small slice of Diversified Equity, its

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.17%

The acquired fund fees and expenses—drawn from the prospectus dated February 26, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity
Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2014, the annualized acquired fund fees and expenses were 0.40%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson
Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Core Funds.

4

notable outperformance relative to both its benchmark index and its peers boosted your fund. Information technology stocks have been a particularly strong point for Capital Value.

More broadly, however, several of 2013’s top-performing technology stocks in the internet software and services industry have struggled of late as investors have come to perceive them as expensive. Concerns about heady prices also affected small-capitalization stocks, which were standouts in 2013. And the improving outlook for the economy dimmed the luster of growth companies: Value tends to perform better in the later stages of a recovery.

The weakness in IT and smaller companies worked against Vanguard Explorer Fund, which is tech-heavy and focuses on small-cap growth companies. Still, the fund’s 3% return was in line with that of its benchmark index and well ahead of the average return of its peers. The mid- and large-capitalization growth funds included in Diversified Equity—Vanguard Mid-Cap Growth, Vanguard MorganTM Growth, and Vanguard U.S. Growth—each returned about 5% to 7%.

The value-oriented Vanguard WindsorTM Fund and Vanguard WindsorTM II Fund each returned more than 8%—as did Vanguard Growth and Income Fund. Together, these three funds represent about half of Diversified Equity’s total assets.

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2014
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.3%	8.60%
Vanguard Windsor II Fund Investor Shares	15.1	8.83
Vanguard Windsor Fund Investor Shares	15.1	8.75
Vanguard U.S. Growth Fund Investor Shares	15.0	6.95
Vanguard Morgan Growth Fund Investor Shares	14.8	5.63
Vanguard Explorer Fund Investor Shares	9.8	3.19
Vanguard Capital Value Fund	5.0	11.83
Vanguard Mid-Cap Growth Fund	4.9	4.83
Combined	100.0%	7.42%

5

The power of compounding can put time on your side

The purpose of this letter is, of course, to let you know how your fund fared over the past half year. But while it’s important to be aware of how your fund is doing in the latest market environment, short-term performance isn’t what matters most. The focus on the preceding six months shouldn’t distract investors from the long-term commitment they need to help themselves be successful.

To be sure, there are many aspects of investing success that you can’t influence, overall market performance being the obvious example. But you can control how long you invest, and that’s important because it allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings. As Benjamin Franklin said, “Money makes money.”

A simple example illustrates the benefits of compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year (keep in mind that this is hypothetical, and that actual returns would likely be different and a lot less predictable).

If you were to keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after 10 years your investment will have grown to almost $18,000—but after 30 years, it will have grown to more than $57,000.

Compounding can make a real difference in your account balance over time, particularly when combined with Vanguard’s low expense ratios, which allow you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2014

6

Diversified Equity Fund

Fund Profile
As of April 30, 2014

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,407	3,199
Median Market Cap	$44.4B	$47.3B
Price/Earnings Ratio	17.8x	19.7x
Price/Book Ratio	2.3x	2.6x
Return on Equity	16.7%	17.5%
Earnings Growth
Rate	12.1%	12.4%
Dividend Yield	2.0%	1.9%
Turnover Rate
(Annualized)	8%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.40%	—
30-Day SEC Yield	0.93%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.3%
Vanguard Windsor II Fund Investor Shares	15.1
Vanguard Windsor Fund Investor Shares	15.1
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Morgan Growth Fund Investor
Shares	14.8
Vanguard Explorer Fund Investor Shares	9.8
Vanguard Capital Value Fund	5.0
Vanguard Mid-Cap Growth Fund	4.9

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.99
Beta	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)

		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	11.1%	12.5%
Consumer Staples	7.9	8.6
Energy	11.3	9.9
Financials	17.8	17.0
Health Care	16.2	12.8
Industrials	11.2	11.7
Information Technology	17.0	18.2
Materials	2.6	3.9
Telecommunication Services	2.0	2.2
Utilities	2.9	3.2
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 26, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity
Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2014, the annualized acquired fund fees and expenses were 0.40%.

7

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005, Through April 30, 2014

Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	24.72%	22.13%	7.65%

See Financial Highlights for dividend and capital gains information.

8

Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	7,386,914	299,170
Vanguard Windsor II Fund Investor Shares	5,881,196	224,132
Vanguard Windsor Fund Investor Shares	10,619,475	223,859
Vanguard US Growth Fund Investor Shares	7,771,822	222,274
Vanguard Morgan Growth Fund Investor Shares	8,658,740	219,846
Vanguard Explorer Fund Investor Shares	1,440,089	144,599
Vanguard Capital Value Fund	4,959,209	74,735
Vanguard Mid-Cap Growth Fund	2,990,146	72,960
Total Investment Companies (100.0%) (Cost $1,042,907)		1,481,575
Other Assets and Liabilities (0.0%)
Other Assets		759
Liabilities		(804)
		(45)
Net Assets (100%)
Applicable to 47,877,650 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,481,530
Net Asset Value Per Share		$30.94

At April 30, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,006,385
Undistributed Net Investment Income		24
Accumulated Net Realized Gains		36,453
Unrealized Appreciation (Depreciation)		438,668
Net Assets		1,481,530

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Income Distributions Received	8,898
Net Investment Income—Note B	8,898
Realized Net Gain (Loss)
Capital Gain Distributions Received	40,290
Investment Securities Sold	5,425
Realized Net Gain (Loss)	45,715
Change in Unrealized Appreciation (Depreciation) of Investment Securities	49,842
Net Increase (Decrease) in Net Assets Resulting from Operations	104,455

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,898	16,328
Realized Net Gain (Loss)	45,715	81,244
Change in Unrealized Appreciation (Depreciation)	49,842	255,443
Net Increase (Decrease) in Net Assets Resulting from Operations	104,455	353,015
Distributions
Net Investment Income	(13,539)	(17,334)
Realized Capital Gain[1]	(18,179)	(756)
Total Distributions	(31,718)	(18,090)
Capital Share Transactions
Issued	107,715	161,825
Issued in Lieu of Cash Distributions	30,645	17,511
Redeemed	(149,179)	(267,987)
Net Increase (Decrease) from Capital Share Transactions	(10,819)	(88,651)
Total Increase (Decrease)	61,918	246,274
Net Assets
Beginning of Period	1,419,612	1,173,338
End of Period[2]	1,481,530	1,419,612

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $9,233,000 and $756,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $24,000 and $4,665,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$29.43	$22.70	$20.34	$19.13	$16.43	$15.30
Investment Operations
Net Investment Income	.187	.332	.262	.228	.206	.268
Capital Gain Distributions Received	.837	.131	.034	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.149	6.626	2.310	1.192	2.686	1.856
Total from Investment Operations	2.173	7.089	2.606	1.420	2.892	2.124
Distributions
Dividends from Net Investment Income	(.283)	(.344)	(.246)	(.210)	(.192)	(.286)
Distributions from Realized Capital Gains	(.380)	(.015)	—	—	—	(.708)
Total Distributions	(.663)	(.359)	(.246)	(.210)	(.192)	(.994)
Net Asset Value, End of Period	$30.94	$29.43	$22.70	$20.34	$19.13	$16.43

Total Return[1]	7.42%	31.70%	12.97%	7.42%	17.68%	15.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,482	$1,420	$1,173	$1,183	$1,250	$1,211
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%	0.41%	0.40%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.00%	1.27%	1.18%	1.09%	1.13%	1.71%
Portfolio Turnover Rate	8%	5%	3%	3%	3%	5%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended April 30, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

13

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2014, the cost of investment securities for tax purposes was $1,042,907,000. Net unrealized appreciation of investment securities for tax purposes was $438,668,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the six months ended April 30, 2014, the fund purchased $64,724,000 of investment securities and sold $58,582,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
	Shares	Shares
	(000)	(000)
Issued	3,535	6,193
Issued in Lieu of Cash Distributions	1,008	773
Redeemed	(4,898)	(10,412)
Net Increase (Decrease) in Shares Outstanding	(355)	(3,446)

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

14

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

15

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,074.24	$2.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

17

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

18

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062014

Semiannual Report | April 30, 2014

Vanguard Emerging Markets Select

Stock Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2014
Total
Returns
Vanguard Emerging Markets Select Stock Fund	-1.29%
FTSE Emerging Index	-3.18
Emerging Markets Funds Average	-1.99
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through April 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$20.37	$19.84	$0.262	$0.000

1

Chairman’s Letter

Dear Shareholder,

The six months ended April 30, 2014, were a rocky period for emerging markets stocks, with everything from slowing economic growth in China to the conflict in Ukraine weighing on results.

Against this challenging backdrop, Vanguard Emerging Markets Select Stock Fund performed better than its comparative standards but nonetheless ended in negative territory, returning –1.29%. Its results were hurt by returns from Brazil, Russia, and China—three of the four “BRIC” countries—but helped by a strong showing from India, the other member of the BRIC quartet.

Recent progress has been sporadic, but stocks continued their climb

For the half year ended April 30, international stocks, in aggregate, returned nearly 3%, with the developed markets of Europe faring best. The developed markets of the Pacific region and emerging markets had negative returns, influenced by investors’ concerns about weakness in China’s economy.

Global economic and political developments are, of course, as inevitable as they are unpredictable. Broad diversification remains the best way to manage the risks they pose to your portfolio. As Joe Davis, our chief economist, noted recently, “Having a broader portfolio tends to moderate those individual issues and that’s always, I think, a valuable starting point for investors.”

2

U.S. stocks returned almost 8%, notwithstanding the patches of turbulence the market has encountered in 2014. Technology stocks, for example, turned in a rocky performance amid concerns about pricey valuations.

Despite low yields, the bond market experienced a surprising rally

Bonds continued to emerge from the struggles that marked much of 2013, when the market was roiled by worries about the prospect of the Federal Reserve reducing its stimulative bond-buying. In January, however, when the reduction actually began, investors seemed to take the news in stride.

The broad U.S. taxable bond market returned 1.74%. The yield of the 10-year Treasury note ended the six months at 2.69%, up from 2.54% on October 31 but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 4.08% for the six months. Money market and savings accounts posted paltry returns as the Fed’s target for short-term interest rates remained at 0%–0.25%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.33%.

Market Barometer

	Total Returns
	Periods Ended April 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	8.25%	20.81%	19.52%
Russell 2000 Index (Small-caps)	3.08	20.50	19.84
Russell 3000 Index (Broad U.S. market)	7.83	20.78	19.54
FTSE All-World ex US Index (International)	2.84	9.77	13.22

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.74%	-0.26%	4.88%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.08	0.50	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.08

CPI
Consumer Price Index	1.51%	1.95%	2.14%

3

Gains in India helped offset steep slides in other countries

A hallmark of the Emerging Markets Select Stock Fund is its broad reach throughout developing markets. The fund holds more than 260 stocks (as of April 30) in countries ranging from Brazil to Taiwan. Moreover, it invests in multiple industries, from basic materials to health care to technology.

A team of four advisors, each with responsibility for about a quarter of the fund’s assets (also as of April 30), relies on intensive research to select stocks from across the Asia-Pacific region, Europe, and Latin America.

The virtue of investing in many countries rather than just a handful was in evidence during the fiscal half year. Certain markets, notably Russia, plunged, and your fund wasn’t immune to the downdraft. Its successes in other countries, however, helped offset some of these setbacks.

Russia’s involvement in the conflict in Ukraine was unsettling to investors in both developing and developed markets. The fund’s holdings in Russian equities tumbled, although not quite as sharply as their counterparts in the benchmark, the FTSE Emerging Index. The prospect of increasingly stiff Western sanctions weighed heavily on the country’s banks and energy companies. Russia represented more than 5% of the fund’s assets on average.

The fund also had negative returns in Brazil and China, which, respectively, represented about 12% and 19% of its

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.94%	1.54%

The fund expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the fund’s annualized expense ratio was 0.97%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Emerging Markets Funds.

4

assets on average. In both cases, energy companies were among the weakest performers. In general, the fund’s investments in energy companies hurt its six-month returns across the board. China is a major consumer of oil and gas, as well as other natural resources, so the signs of a slowdown in growth for the world’s second-largest economy spooked investors.

On the positive side of the ledger, India was a leading contributor. Investors were seemingly optimistic about the nation’s improved finances and its upcoming general election, leading to broad-based gains in banks, pharmaceutical companies, and technology firms. The fund’s Indian stocks—representing about 8% of its holdings on average—advanced about 16%, double the result of their benchmark counterparts.

The fund fared well in the United Arab Emirates, too. Although that country accounted for less than 2% of holdings, on average, its returns had an outsized effect on performance, thanks to strength in UAE banks and other financial firms. Taiwanese tech companies and South African financial firms also helped.

For more about the fund’s strategy and positioning, please see the Advisors’ Report that follows this letter.

Balancing investors’ “home bias” and the benefits of diversification

Many investors have a natural tendency to focus on companies close to home. But this “home bias” can lead to missed opportunities to diversify a portfolio internationally.

Stocks of companies based outside the United States account for about half of the global equity market. Vanguard’s analysis of more than four decades of data shows that, on average, adding such stocks to a U.S. portfolio would have reduced the volatility of returns. This benefit has generally persisted even as economies and markets have become more integrated.

International stocks offer exposure to a wider array of economic and market forces, producing returns that can vary from those of U.S. stocks—which helps to reduce volatility risk. Of course, the impact of diversification changes over time as returns, volatilities, and correlations between foreign and domestic stocks change.

5

When it comes to deciding how much to allocate to international stocks, there’s no one-size-fits-all answer. It depends on your view regarding the short-term and long-term trade-offs, which include potential exposure to currency fluctuations and generally higher transaction and investment costs.

Vanguard suggests that allocating 20% of your equity holdings to non-U.S. stocks may be a reasonable starting point. (You can read more in Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 16, 2014

6

Advisors’ Report

For the six months ended April 30, 2014, Vanguard Emerging Markets Select Stock Fund returned –1.29%. The average return of peer-group funds was –1.99%, and the fund’s benchmark, the FTSE Emerging Index, returned –3.18%.

The fund’s assets are divided among four independent investment advisors. The use of multiple advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 22, 2014.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Oaktree Capital Management, L.P.	24	64	Seeks to capture misevaluation of securities caused by
			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
Wellington Management	24	64	Allocates the assets in its portion of the fund to a team
Company, LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
M&G Investment Management	24	63	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Pzena Investment Management,	24	63	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Cash Investments	4	14	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Wellington Management Company, llp

Portfolio Manager:

Cheryl M. Duckworth, CFA,
Senior Vice President and
Associate Director,
Global Industry Research

Our portfolio focuses on bottom-up stock selection as the primary driver of performance while minimizing active industry bets.

Emerging market equities declined –3.18% in U.S. dollar terms as measured by the FTSE Emerging Index during the period. Seven of the ten sectors in the index posted negative returns. Energy (–9.7%), materials (–6.1%), and telecommunication services (–5.6%) fell the most. Only information technology (+9.6%), industrials (+0.4%), and utilities (+0.4%) gained.

Stock selection drove successes relative to the benchmark index, particularly in energy, materials, financials, and consumer staples.

Materials conglomerate Fosun International, telecommunication services company Hellenic Telecommunications Organization, and consumer discretionary firm Coway were among the top contributors to relative performance. Hellenic outperformed as it continued to make progress on delever-aging, cost-cutting, and optimizing its free cash flow while maintaining its strong financial position. Air purifier sales for Coway, which develops, manufactures, maintains, and markets environment-related products, have increased sharply, coming in above expectations.

Our stock selection in the information technology and industrial sectors detracted most from relative returns.

Life and property insurance company China Pacific Insurance, cigarette paper and package manufacturer AMVIG Holdings, and Thailand-based PTT Global Chemical were the biggest laggards. Like its peers, China Pacific underperformed because of recent macroeconomic concerns in China.

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III,
Managing Director and Co-Head of
Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of
Emerging Markets Equities

The half year was very volatile. At its worst, the FTSE Emerging Index fell more than 11% after a barrage of bad news in early February. Markets then rallied very unevenly to finish the period well off that low. Returns rose in a fairly diverse set of markets, and marginal improvements in fundamentals were handsomely rewarded, but asset-class recovery was not uniform. Such an environment should reward security selection rather than reflect any synchronized moves within asset classes.

8

The portfolio’s successes relative to the benchmark were primarily driven by stock selection, especially within Mexico and Taiwan. However, an overweight allocation to Russia detracted. Russian equities fell after the country’s intervention in and subsequent annexation of Crimea. A clear de-escalation of tensions between Russia and Ukraine will probably be necessary for these stocks to outperform. However, we believe there is substantial potential upside from current valuations and so we have maintained our exposure.

By sector, stock selection in consumer discretionary and materials contributed to relative performance but choices in energy detracted. The energy exposure was heavily weighted to Russia, where it is currently difficult to separate the country effect from the sector effect.

We continue to monitor the impact of the major macroeconomic factors on our markets, including tighter global monetary policy as a result of Federal Reserve tapering, the slowdown of Chinese economic and credit growth, the end of the commodity super-cycle, and the potential positive impact of improved economic growth in the developed world. The Russian intervention in Ukraine was an unwelcome surprise, but we are closely monitoring diplomatic developments and potential further sanctions. The recent increased dispersion of returns at the country and stock level should benefit our bottom-up approach.

Pzena Investment Management, LLC

Portfolio Managers:

Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal
and Co-Chief Investment Officer

Our portfolio was hurt during the six months primarily by weak returns from industrial and energy stocks, particularly our holdings in Russian energy giants Gazprom, Lukoil, and Rosneft. Ongoing events in Ukraine have raised both the risk and the range of outcomes associated with these companies. However, considering that these stocks are among the cheapest in the world, we believe the risk-reward trade-off remains attractive.

Positive contributions came from information technology and financial holdings. HCL Technologies, Union National Bank, and Abu Dhabi Commercial Bank were the top individual performers. On a country basis, Russia, for reasons discussed, as well as Brazil and China, detracted most, while India led because of strong individual stock selection.

Emerging markets appear cheap on an overall valuation basis, yet we still find many businesses operating at above-normal profitability. In many cases, leverage and impending capacity additions give us pause. We are finding investable undervaluation in select areas, including companies operating in such disparate

9

industries as Chinese auto distribution, Korean engineering and construction, and Indian aluminum production.

M&G Investment Management
Limited

Portfolio Manager:

Matthew Vaight, UKSIP

Emerging stock markets declined during the period. Investor confidence was knocked by China’s slowing economy and the escalating political crisis in Ukraine.

Against this backdrop, the portfolio’s successes relative to the benchmark included stock selection in India, which added considerable value. The country’s stock market bucked the downward regional trend as investors were optimistic about improved finances and a favorable outcome in the general election. Several of the fund’s Indian holdings rallied, including power-generation equipment manufacturer Crompton Greaves, financial group Axis Bank, and power producer CESC. AZ Electronic Materials, a U.K.-listed company providing specialty chemicals to Asian consumer electronics firms, was another notable contributor. Its share price jumped after the firm received a takeover offer.

In contrast, Russian oil and gas firm Lukoil suffered from concerns about the crisis in Ukraine. In Brazil, positions in Brasil Insurance and house-builder MRV Engenharia detracted. Shares in Turkey’s Asya Katilim Bankasi AS fell after the bank was caught up in a high-profile corruption scandal.

As a long-term, value-oriented investor, we used the decline in the Russian market to buy shares in quality Russian companies at attractive valuations. We invested in hypermarket chain O’Key Group, which we believe has attractive growth prospects and a new management team focused on improving the business. We established a position in Sberbank, Russia’s largest bank, and increased our holding in Lukoil. Chinese nonlife insurer PICC Property & Casualty Company also joined the portfolio. We used general market weakness in China to invest in a business that we believe will benefit from structural trends leading to increased demand for motor and property insurance.

Meanwhile, we sold our position in MTN Group, a South African telecommunications firm. MTN’s shares have performed well in the past couple of years, and we believe its growth prospects are now fully priced in.

10

Emerging Markets Select Stock Fund

Fund Profile
As of April 30, 2014

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	264	889	1,812
Median Market Cap	$11.8B	$16.8B	$35.5B
Price/Earnings Ratio	13.9x	13.2x	16.4x
Price/Book Ratio	1.6x	1.7x	1.7x
Return on Equity	17.3%	18.4%	14.6%
Earnings Growth
Rate	11.8%	13.2%	9.4%
Dividend Yield	2.3%	2.9%	2.9%
Turnover Rate
(Annualized)	58%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.94%	—	—
Short-Term Reserves	2.1%	—	—

Sector Diversification (% of equity exposure)
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer Discretionary	11.3%	7.0%	10.5%
Consumer Staples	6.3	8.8	10.0
Energy	13.8	12.4	9.5
Financials	24.4	29.3	26.6
Health Care	1.8	2.1	8.2
Industrials	7.6	6.4	11.1
Information Technology	17.0	12.2	6.6
Materials	8.5	9.6	8.7
Telecommunication
Services	5.3	8.2	5.3
Utilities	4.0	4.0	3.5

Ten Largest Holdings (% of total net assets)
Petroleo Brasileiro SA	Integrated Oil & Gas	3.3%
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	3.2
Lukoil OAO	Integrated Oil & Gas	1.5
Samsung Electronics Co.
Ltd.	Semiconductors	1.4
China Construction Bank
Corp.	Diversified Banks	1.3
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.2
Rosneft OAO	Integrated Oil & Gas	1.2
Vale SA	Steel	1.2
Delta Electronics Inc.	Electronic Equipment	1.1
Sasol Ltd.	Integrated Oil & Gas	1.1
Top Ten		16.5%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 26, 2014, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2014, the annualized expense ratio was 0.97%.

11

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	2.1%	0.0%	15.6%
Greece	1.1	0.0	0.1
Other	1.0	0.0	33.3
Subtotal	4.2%	0.0%	49.0%
Pacific
South Korea	6.8%	0.0%	3.1%
Hong Kong	4.8	0.0	2.2
Other	0.2	0.0	20.4
Subtotal	11.8%	0.0%	25.7%
Emerging Markets
China	18.5%	20.5%	3.6%
Brazil	12.6	13.6	2.3
Taiwan	9.6	13.7	2.5
India	8.5	9.8	1.4
Russia	6.6	5.3	0.9
South Africa	5.9	9.6	1.6
Mexico	3.0	5.8	1.0
Thailand	2.9	2.8	0.4
Turkey	2.3	1.9	0.3
Malaysia	1.9	5.2	0.8
United Arab
Emirates	1.8	1.0	0.0
Philippines	1.7	1.7	0.2
Indonesia	1.3	2.9	0.5
Poland	1.1	1.9	0.3
Other	3.4	4.3	1.8
Subtotal	81.1%	100.0%	17.6%
North America
United States	2.3%	0.0%	0.0%
Other	0.6	0.0	7.3
Subtotal	2.9%	0.0%	7.3%
Middle East	0.0%	0.0%	0.4%

12

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 27, 2011, Through April 30, 2014

Note: For 2014, performance data reflect the six months ended April 30, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Emerging Markets Select Stock
Fund	6/27/2011	0.48%	0.49%

See Financial Highlights for dividend and capital gains information.

13

Emerging Markets Select Stock Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (94.8%)[1]
Bangladesh (0.1%)
British American Tobacco
Bangladesh Co. Ltd.	5,100	162

Brazil (11.8%)
Petroleo Brasileiro SA
Preference Shares	868,101	6,451
Petroleo Brasileiro SA ADR	176,559	2,451
Banco Bradesco SA
Preference Shares	120,660	1,796
Vale SA Class B Preferred
ADR	139,400	1,655
Banco Santander Brasil SA	229,800	1,536
BB Seguridade
Participacoes SA	117,855	1,381
* Usinas Siderurgicas de
Minas Gerais SA
Preference Shares	341,800	1,337
Randon Participacoes SA
Preference Shares	406,718	1,313
MRV Engenharia e
Participacoes SA	354,047	1,121
Cia Brasileira de
Distribuicao Grupo Pao de
Acucar ADR	22,541	1,072
CETIP SA - Mercados
Organizados	79,900	1,018
Brasil Insurance
Participacoes e
Administracao SA	226,217	1,010
Totvs SA	60,244	984
AMBEV SA ADR	134,215	973
Vale SA Preference Shares	80,756	957
Itau Unibanco Holding SA
Preference Shares	55,470	915
Telefonica Brasil SA ADR	42,100	893
Odontoprev SA	193,200	776
EDP - Energias do Brasil SA	174,476	758

ALL - America Latina
Logistica SA	184,353	730
*	B2W Cia Digital	56,808	631
Vale SA Class B ADR	40,230	532
Itau Unibanco Holding SA
ADR	27,631	452
Cia de Saneamento Basico
do Estado de Sao Paulo
ADR	47,078	446
Banco do Estado do Rio
Grande do Sul SA
Preference Shares	33,000	185
Hypermarcas SA	24,100	178
Raia Drogasil SA	14,600	124
Localiza Rent a Car SA	2,730	41
31,716
Canada (0.6%)
First Quantum Minerals Ltd.	72,534	1,445
*	Ivanhoe Mines Ltd. Class A	60,700	100
1,545
Chile (0.0%)
SACI Falabella	9,584	82

China (17.2%)
China Construction Bank
Corp.	4,985,850	3,452
China Mobile Ltd.	340,500	3,241
Industrial & Commercial
Bank of China Ltd.	4,230,380	2,528
CNOOC Ltd.	1,493,000	2,468
Tencent Holdings Ltd.	37,037	2,332
Dongfeng Motor Group
Co. Ltd.	1,375,000	1,838
Fosun International Ltd.	1,425,230	1,728
Lenovo Group Ltd.	1,513,280	1,724
China Pacific Insurance
Group Co. Ltd.	534,660	1,681
China Power International
Development Ltd.	4,526,600	1,630

14

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
^	Mindray Medical
	International Ltd. ADR	48,998	1,620
	China Resources Power
	Holdings Co. Ltd.	616,000	1,548
	China Unicom Hong Kong
	Ltd.	989,973	1,518
	PICC Property & Casualty
	Co. Ltd.	1,100,000	1,454
	China Shineway
	Pharmaceutical Group
	Ltd.	738,000	1,295
	Greatview Aseptic
	Packaging Co. Ltd.	2,110,000	1,287
	PetroChina Co. Ltd.	1,110,000	1,281
*	China Cinda Asset
	Management Co. Ltd.	2,151,500	1,085
	Kingboard Laminates
	Holdings Ltd.	2,377,125	922
	China Petroleum &
	Chemical Corp.	938,000	833
	China Shenhua Energy
	Co. Ltd.	305,970	831
	Shanghai Electric Group
	Co. Ltd.	2,030,000	799
	Longfor Properties Co.
	Ltd.	563,000	729
	ENN Energy Holdings Ltd.	102,500	717
	Tsingtao Brewery Co. Ltd.	98,000	716
	Guangdong Investment
	Ltd.	646,000	702
	Haier Electronics Group
	Co. Ltd.	284,000	699
	China Dongxiang Group
	Co.	3,849,000	682
	Great Wall Motor Co. Ltd.	144,000	655
*	GCL-Poly Energy Holdings
	Ltd.	1,976,000	594
	Dah Chong Hong Holdings
	Ltd.	930,000	592
	Baoxin Auto Group Ltd.	751,500	569
	China Coal Energy Co. Ltd.	939,000	509
	Sunny Optical Technology
	Group Co. Ltd.	318,000	373
	GOME Electrical
	Appliances Holding Ltd.	1,924,000	363
*	Huadian Fuxin Energy
	Corp. Ltd.	634,000	296
	Kingboard Chemical
	Holdings Ltd.	81,500	156
	Sinopharm Group Co. Ltd.	53,200	140
	ANTA Sports Products
	Ltd.	78,000	114
	Intime Retail Group Co.
	Ltd.	107,500	106

*	China Modern Dairy
	Holdings Ltd.	235,500	101
	Shandong Weigao Group
	Medical Polymer Co. Ltd.	59,500	60
*	Chaoda Modern Agriculture
	Holdings Ltd.	404,000	32
*	Fosun International Ltd
	Rights Expire 5/13/14	105,161	—
			46,000
Czech Republic (0.3%)
	Komercni Banka AS	3,620	835

Egypt (0.2%)
	Commercial International
	Bank Egypt SAE	122,005	655

Greece (1.0%)
*	Hellenic
	Telecommunications
	Organization SA	77,493	1,238
	Motor Oil Hellas Corinth
	Refineries SA	54,702	691
*	Alpha Bank AE	512,028	496
*	Alpha Bank Warrants Exp.
	12/10/2017	122,100	286
*	Folli Follie SA	2,534	88
			2,799
Hong Kong (4.7%)
	Pacific Basin Shipping Ltd.	3,385,750	1,976
*	Galaxy Entertainment
	Group Ltd.	174,000	1,374
	Texwinca Holdings Ltd.	1,269,000	1,365
	Hang Lung Properties Ltd.	397,000	1,184
	Tingyi Cayman Islands
	Holding Corp.	390,000	1,086
	Stella International
	Holdings Ltd.	430,500	1,062
	Sands China Ltd.	126,900	932
	ASM Pacific Technology
	Ltd.	70,100	780
	AMVIG Holdings Ltd.	1,698,000	618
	AAC Technologies
	Holdings Inc.	109,000	610
	Towngas China Co. Ltd.	505,000	577
*	HC International Inc.	114,000	263
	Huabao International
	Holdings Ltd.	307,000	145
*	Kerry Logistics Network
	Ltd.	93,500	137
	Wynn Macau Ltd.	34,400	136
	Shui On Land Ltd.	410,333	109
	MGM China Holdings Ltd.	29,900	104
	Sun Art Retail Group Ltd.	58,000	76
	NagaCorp Ltd.	46,000	42
			12,576

15

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
Hungary (0.8%)
	OTP Bank plc	53,925	1,030
	Magyar Telekom
	Telecommunications plc	694,850	991
			2,021
India (8.1%)
	HCL Technologies Ltd.	101,575	2,364
	ITC Ltd.	392,986	2,222
	Reliance Industries Ltd.	132,651	2,062
	Tata Motors Ltd. ADR	48,400	1,811
	Axis Bank Ltd.	60,437	1,525
	CESC Ltd.	190,800	1,441
	ICICI Bank Ltd.	56,896	1,173
	Indiabulls Housing Finance
	Ltd.	228,256	1,133
	Crompton Greaves Ltd.	409,526	1,119
	Bharti Airtel Ltd.	157,171	856
	Tata Consultancy Services
	Ltd.	22,000	799
	Idea Cellular Ltd.	354,400	792
	Punjab National Bank	56,695	738
	Hindalco Industries Ltd.	316,425	706
	Power Grid Corp. of India
	Ltd.	276,876	486
*	GlaxoSmithKline
	Consumer Healthcare Ltd.	5,512	382
	Bank of India	83,000	323
	Dr Reddy’s Laboratories
	Ltd. ADR	6,925	312
	ING Vysya Bank Ltd.	26,663	250
	Bank of Baroda	17,650	240
	Indian Bank	89,575	193
	Jyothy Laboratories Ltd.	58,465	184
	United Spirits Ltd.	3,923	180
	Sun Pharmaceutical
	Industries Ltd.	16,892	177
	IDFC Ltd.	74,705	139
*	Marico Kaya Enterprises
	Ltd.	1,082	2
			21,609
Indonesia (1.1%)
	Bank Rakyat Indonesia
	Persero Tbk PT	1,222,500	1,050
	Indofood CBP Sukses
	Makmur Tbk PT	1,086,600	941
	Vale Indonesia Tbk PT	2,542,100	783
*	Bank Tabungan Pensiunan
	Nasional Tbk PT	406,900	144
*	Matahari Department
	Store Tbk PT	102,800	133
			3,051
Kazakhstan (0.2%)
2	KCell JSC GDR	31,182	471

Kenya (0.2%)
Safaricom Ltd.	3,453,400	520

Kuwait (0.3%)
Agility Public
Warehousing Co. KSC	241,500	688

Malaysia (1.6%)
Genting Malaysia Bhd.	1,393,800	1,803
AMMB Holdings Bhd.	335,600	739
UMW Holdings Bhd.	199,300	657
Axiata Group Bhd.	204,400	422
Petronas Dagangan Bhd.	42,940	399
My EG Services Bhd.	368,600	311
		4,331
Mexico (2.7%)
* Cemex SAB de CV ADR	116,143	1,468
Grupo Televisa SAB ADR	41,300	1,355
Grupo Comercial Chedraui
SA de CV	417,864	1,273
Grupo Mexico SAB de CV
Class B	311,000	934
Grupo Financiero Banorte
SAB de CV	129,100	856
America Movil SAB de CV
ADR	27,442	551
Corp Inmobiliaria Vesta
SAB de CV	153,000	310
Concentradora Fibra
Hotelera Mexicana SA
de CV	178,900	298
Wal-Mart de Mexico SAB
de CV	72,800	184
		7,229
Nigeria (0.3%)
Zenith Bank plc	4,845,960	687

Other (1.1%)
3 Vanguard FTSE Emerging
Markets ETF	74,940	3,068

Papua New Guinea (0.0%)
New Britain Palm Oil Ltd.	15,523	105

Philippines (1.6%)
Energy Development
Corp.	11,085,793	1,392
Universal Robina Corp.	319,960	1,051
* Metropolitan Bank &
Trust Co.	378,915	722
Robinsons Land Corp.	1,163,800	584
LT Group Inc.	879,400	362
* Pepsi-Cola Products
Philippines Inc.	1,428,000	160
Jollibee Foods Corp.	23,580	91
		4,362

16

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
Poland (1.0%)
*	Cyfrowy Polsat SA	222,525	1,512
	Bank Pekao SA	11,070	710
	Polskie Gornictwo Naftowe
	i Gazownictwo SA	360,622	561
			2,783
Qatar (0.7%)
	Industries Qatar QSC	36,240	1,775

Russia (6.3%)
	Lukoil OAO ADR XLON	64,892	3,435
	Rosneft OAO GDR	501,344	3,152
	Gazprom OAO ADR	369,206	2,668
*	Sberbank of Russia ADR	168,309	1,418
	O’Key Group SA GDR	156,972	1,386
	Phosagro OAO GDR	85,712	999
	Magnit OJSC GDR	16,627	787
	Lukoil OAO ADR	13,523	716
	Mobile Telesystems OJSC
	ADR	41,322	693
*	Sberbank of Russia ADR
	OOTC	72,951	615
	Moscow Exchange
	MICEX-RTS OAO	303,419	450
	MegaFon OAO GDR	13,094	341
	MMC Norilsk Nickel OJSC
	ADR	14,553	263
			16,923
Singapore (0.2%)
*	Petra Foods Ltd.	214,000	606
	Bumitama Agri Ltd.	12,300	11
			617
South Africa (5.5%)
	Sasol Ltd.	50,258	2,817
	Discovery Ltd.	278,996	2,422
	Naspers Ltd.	23,807	2,250
	Imperial Holdings Ltd.	89,727	1,673
	Standard Bank Group Ltd.	98,332	1,292
*	Aveng Ltd.	443,025	952
	Rand Merchant Insurance
	Holdings Ltd.	316,256	902
	AngloGold Ashanti Ltd.
	ADR	44,900	813
	Barloworld Ltd.	68,720	750
	Reunert Ltd.	52,875	348
	African Bank Investments
	Ltd.	96,925	115
	Woolworths Holdings Ltd.	12,966	88
	Adcock Ingram Holdings
	Ltd.	15,199	88
	Pick n Pay Stores Ltd.	12,650	72
			14,582

South Korea (6.1%)
Samsung Electronics Co.
Ltd.	2,932	3,823
Hyundai Motor Co.	8,967	1,999
Hyundai Mipo Dockyard	11,125	1,519
Samsung Engineering Co.
Ltd.	17,000	1,276
Hana Financial Group Inc.	34,660	1,223
* SK Hynix Inc.	24,500	955
Dongbu Insurance Co. Ltd.	15,350	848
GS Holdings	15,788	737
KB Financial Group Inc.	20,800	712
Kia Motors Corp.	12,032	668
Coway Co. Ltd.	7,523	595
Samsung SDI Co. Ltd.	3,799	558
Shinhan Financial Group Co.
Ltd.	12,650	552
LG Electronics Inc.	6,700	446
Doosan Corp.	2,295	296
Lotte Chemical Corp.	887	140
E-Mart Co. Ltd.	468	107
		16,454
Spain (0.7%)
Prosegur Cia de Seguridad
SA	273,082	1,828

Sri Lanka (0.0%)
Ceylon Tobacco Co. plc	7,047	59

Switzerland (0.3%)
* Dufry AG	5,152	853

Taiwan (8.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	248,018	4,985
Taiwan Semiconductor
Manufacturing Co. Ltd.	946,543	3,719
Delta Electronics Inc.	496,773	3,050
Hon Hai Precision Industry
Co. Ltd.	773,936	2,223
Compal Electronics Inc.	3,027,000	2,160
MediaTek Inc.	118,000	1,849
Advanced Semiconductor
Engineering Inc.	1,407,330	1,639
Far Eastern New Century
Corp.	965,378	989
Oriental Union Chemical
Corp.	840,932	836
Mega Financial Holding
Co. Ltd.	1,077,779	825
Yuanta Financial Holding
Co. Ltd.	1,442,842	720
Largan Precision Co. Ltd.	3,000	188

17

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
	Catcher Technology Co.
	Ltd.	18,000	152
	Hermes Microvision Inc.	3,500	146
	President Chain Store
	Corp.	18,000	134
	Advantech Co. Ltd.	17,000	110
	PChome Online Inc.	14,000	96
			23,821
Thailand (2.8%)
	Bangkok Bank PCL	304,300	1,775
	Krung Thai Bank PCL
	(Foreign)	2,449,475	1,321
	Kasikornbank PCL	206,100	1,223
	PTT Global Chemical PCL	395,351	853
*	Airports of Thailand PCL	127,800	772
	Bangkok Bank PCL
	(Foreign)	123,100	720
	Precious Shipping PCL	428,100	364
	PTT Global Chemical PCL
	(Foreign)	190,144	363
			7,391
Turkey (2.2%)
	Tupras Turkiye Petrol
	Rafinerileri AS	57,978	1,312
	Turkiye Garanti Bankasi
	AS	283,404	1,044
	Turkiye Halk Bankasi AS	131,064	881
	Coca-Cola Icecek AS	33,949	797
*	Asya Katilim Bankasi AS	914,192	706
	Akbank TAS	159,050	558
*	Turkcell Iletisim
	Hizmetleri AS	82,819	484
			5,782
United Arab Emirates (1.8%)
	DP World Ltd.	76,231	1,431
*	Emaar Properties PJSC	421,903	1,255
*	Union National Bank PJSC	635,750	1,246
	Abu Dhabi Commercial
	Bank PJSC	412,925	875
			4,807
United Kingdom (2.1%)
	AZ Electronic Materials
	SA	355,217	2,418
	Standard Chartered plc	69,450	1,523
	Tullow Oil plc	51,517	766
*	Ophir Energy plc	107,256	478
	Petrofac Ltd.	18,746	460
			5,645

	United States (2.3%)
*	Hollysys Automation
	Technologies Ltd.	77,128	1,651
*	Genpact Ltd.	87,957	1,483
*	Flextronics International
	Ltd.	102,750	924
*	Trina Solar Ltd. ADR	79,000	883
	Southern Copper Corp.	28,950	872
	MercadoLibre Inc.	1,826	170
*	Baidu Inc. ADR	838	129
*	21Vianet Group Inc. ADR	2,646	64
			6,176
	Total Common Stocks
	(Cost $242,623)		254,008
Temporary Cash Investments (6.6%)[1]
	Money Market Fund (5.8%)
[4,5]	Vanguard Market
	Liquidity Fund, 0.124%	15,538,896	15,539

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.8%)
6	Federal Home Loan
	Bank Discount Notes,
	0.110%, 7/30/14	700	700
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.090%, 8/6/14	400	400
[7,8]	Freddie Mac Discount
	Notes, 0.105%, 6/18/14	1,000	1,000
			2,100
Total Temporary Cash Investments
	(Cost $17,639)		17,639
	Total Investments (101.4%)
	(Cost $260,262)		271,647
Other Assets and Liabilities (-1.4%)
	Other Assets		4,663
	Liabilities[5]		(8,441)
			(3,778)
	Net Assets (100%)
Applicable to 13,501,394 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			267,869
	Net Asset Value Per Share		$19.84

18

Emerging Markets Select Stock Fund

At April 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	261,022
Undistributed Net Investment Income	339
Accumulated Net Realized Losses	(5,150)
Unrealized Appreciation (Depreciation)
Investment Securities	11,385
Futures Contracts	273
Net Assets	267,869

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,157,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 2.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of this security represented 0.2% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $1,190,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $700,000 have been segregated as initial margin for open futures contracts.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Emerging Markets Select Stock Fund

Statement of Operations

Six Months Ended
April 30, 2014
($000)
Investment Income
Income
Dividends[1,2]	2,254
Interest[2]	8
Securities Lending	67
Total Income	2,329
Expenses
Investment Advisory Fees—Note B
Base Fee	639
Performance Adjustment	48
The Vanguard Group—Note C
Management and Administrative	302
Marketing and Distribution	25
Custodian Fees	155
Shareholders’ Reports	3
Total Expenses	1,172
Net Investment Income	1,157
Realized Net Gain (Loss)
Investment Securities Sold[2]	(580)
Futures Contracts	(531)
Foreign Currencies	(43)
Realized Net Gain (Loss)	(1,154)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,580)
Futures Contracts	186
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	(2,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,391)

1 Dividends are net of foreign withholding taxes of $259,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $20,000, $8,000, and ($120,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,157	2,720
Realized Net Gain (Loss)	(1,154)	(1,380)
Change in Unrealized Appreciation (Depreciation)	(2,394)	13,095
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,391)	14,435
Distributions
Net Investment Income	(3,195)	(1,514)
Realized Capital Gain	—	—
Total Distributions	(3,195)	(1,514)
Capital Share Transactions
Issued	90,120	171,371
Issued in Lieu of Cash Distributions	3,031	1,426
Redeemed	(42,242)	(73,313)
Net Increase (Decrease) from Capital Share Transactions	50,909	99,484
Total Increase (Decrease)	45,323	112,405
Net Assets
Beginning of Period	222,546	110,141
End of Period[1]	267,869	222,546
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $339,000 and $2,420,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Financial Highlights

	Six Months			June 14,
	Ended	Year Ended		2011[1] to
	April 30,	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.37	$18.73	$17.69	$20.00
Investment Operations
Net Investment Income	. 092 [2]	.303[2]	.302[2]	.079 [2]
Net Realized and Unrealized Gain (Loss) on Investments [3]	(.360)	1.567	.764	(2.389)
Total from Investment Operations	(.268)	1.870	1.066	(2.310)
Distributions
Dividends from Net Investment Income	(. 262)	(. 230)	(. 026)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(. 262)	(. 230)	(. 026)	—
Net Asset Value, End of Period	$19.84	$20.37	$18.73	$17.69

Total Return[4]	-1.29%	10.04%	6.04%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$268	$223	$110	$48
Ratio of Total Expenses to Average Net Assets[5]	0.97%	0.94%	0.92%	0.89%[6]
Ratio of Net Investment Income to Average Net Assets	0.95%	1.55%	1.66%	1.09%[6]
Portfolio Turnover Rate	58%	54%	93%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments.
Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.02%, 0.01%, and 0.00%.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

23

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2014, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2013), and for the period ended April 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

24

Emerging Markets Select Stock Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and M&G Investment Management Limited, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and M&G Investment Management Limited, are subject to quarterly adjustments based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index for the periods prior to August 1, 2013, and to the current benchmark, FTSE Emerging Index, beginning August 1, 2013. The benchmark change will be fully phased in by July 2016.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.53% of the fund’s average net assets, before an increase of $48,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2014, the fund had contributed capital of $29,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	46,748	—	—
Common Stocks—Other	13,916	193,342	2
Temporary Cash Investments	15,539	2,100	—
Futures Contracts—Liabilities[1]	(29)	—	—
Total	76,174	195,442	2
1 Represents variation margin on the last day of the reporting period.

25

Emerging Markets Select Stock Fund

Securities in certain countries may transfer between Level 1 and Level 2 due to differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the U.S. Securities valued at $23,324,000 on April 30, 2014, based on Level 1 inputs were transferred from Level 2 during the fiscal year.

E. At April 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
mini MSCI Emerging Markets Index	June 2014	215	10,691	273

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2014, the fund realized net foreign currency losses of $43,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2014, the cost of investment securities for tax purposes was $260,907,000. Net unrealized appreciation of investment securities for tax purposes was $10,740,000, consisting of unrealized gains of $26,694,000 on securities that had risen in value since their purchase and $15,954,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2014, the fund purchased $115,205,000 of investment securities and sold $67,004,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2014	October 31, 2013
	Shares	Shares
	(000)	(000)
Issued	4,617	8,737
Issued in Lieu of Cash Distributions	156	73
Redeemed	(2,196)	(3,766)
Net Increase (Decrease) in Shares Outstanding	2,577	5,044

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2014, that would require recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended April 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	10/31/2013	4/30/2014	Period
Based on Actual Fund Return	$1,000.00	$987.11	$4.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,019.98	4.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.97%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Emerging Markets Select Stock Fund has renewed the fund’s investment advisory arrangements with M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of each advisor’s investment management services provided to the fund since its inception in 2011, and took into account the organizational depth and stability of each advisor. The board noted the following:

M&G. Founded in 1931, M&G is an investment management firm offering a broad range of investment products. M&G employs a long-term, bottom-up approach to portfolio management that seeks to identify companies that can handle capital with discipline, generate returns above the cost of capital, and stay focused on creating value. M&G’s long-term view attempts to take advantage of pricing deviations created by short-term investors. The advisor seeks diversification across four areas in which investors tend to misprice returns: external change, internal change, asset growth, and quality. M&G has advised a portion of the fund since the fund’s inception.

Oaktree. Founded in 1995, Oaktree is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. The portfolio managers each have over 20 years of investment experience and are supported by a large and experienced team that is focused only on emerging market equity investing. Oaktree has advised a portion of the fund since the fund’s inception.

Pzena. Founded in 1995, Pzena is an independent investment management firm that uses a classic value investment strategy in a range of domestic and international portfolios. The portfolio managers each have more than ten years of investment experience and are supported by a large, stable, and impressive team of analysts that conducts deep fundamental analysis on equities around the globe. Pzena has advised a portion of the fund since the fund’s inception.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager, along with other senior members of Wellington Management, allocates the assets in its portion of the fund to a team of investment professionals, who are primarily global industry analysts. The relative size of each analyst’s subportfolio is roughly proportional to the weight of the analyst’s coverage universe in the fund’s benchmark. Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of their industries. Wellington Management has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

29

Investment performance

The board considered the performance of the fund and each advisor since the fund’s inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of M&G, Oaktree, Pzena, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for M&G, Oaktree, Pzena, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

30

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7522 062014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 19, 2014
VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.